UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2022

SAIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11465 Johns Creek Parkway, Suite 400 Johns Creek, GA	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 232-5067

No Changes.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SAIA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 29, 2022, Saia, Inc. held its Annual Meeting of Stockholders. The matters listed below were submitted to a vote of Saia’s stockholders through the solicitation of proxies, and the proposals are described in detail in Saia’s Proxy Statement. The results of the stockholder vote are as follows:

Proposal 1—Election of Directors

The Director Nominees listed below were elected to serve as Class III directors to hold office until the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Kevin A. Henry	24,920,903	54,054	12,801	410,084
Frederick J. Holzgrefe, III	24,401,490	573,981	12,287	410,084
Donald R. James	24,922,416	52,538	12,804	410,084
Richard D. O’Dell	24,195,573	780,102	12,083	410,084

Continuing Directors
Di-Ann Eisnor
Donna E. Epps
John P. Gainor
Randolph W. Melville
Jeffrey C. Ward
Susan F. Ward

Proposal 2— Advisory Vote on Executive Compensation

Our stockholders approved, on an advisory basis, the compensation of the Named Executive Officers disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
23,659,291	1,313,310	15,157	410,084

Proposal 3— Approval of the Elimination of Supermajority Voting

Our stockholders approved an amendment to Saia’s Amended and Restated Certificate of Incorporation to eliminate provisions in the certificate that require approval of holders of two-thirds of the outstanding shares of common stock to amend certain provisions of the certificate.

For	Against	Abstain	Broker Non-Votes
24,973,937	10,279	3,542	410,084

Proposal 4— Approval of an Increase in Authorized Shares of Common Stock

Our stockholders approved an increase in the number of shares of authorized common stock from 50,000,000 shares to 100,000,000 shares.

For	Against	Abstain	Broker Non-Votes
23,714,609	1,679,371	3,862	0

Proposal 5— Ratification of the Appointment of KPMG LLP as Saia’s Independent Registered Public Accounting Firm for Fiscal Year 2022

Our stockholders ratified the appointment of KPMG LLP to serve as Saia’s independent registered public accounting firm for the 2022 fiscal year.

For	Against	Abstain	Broker Non-Votes
25,019,580	365,081	13,181	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAIA, INC.
Date: May 3, 2022	/s/ Kelly W. Benton Kelly W. Benton Vice President and Corporate Controller (Principal Accounting Officer)